Exhibit 99.1

Assembly Biosciences, Inc. Corporate Presentation November 2016

Cautionary note regarding forward-looking statements

The information in this presentation contains estimates and other forward-looking statements regarding future events, including statements about the therapeutic potential of our HBV-Cure and Microbiome programs, timing of the initiation of and availability of data from our ongoing and planned clinical trials in each of these programs, plans, strategies, milestones, and intentions related to our programs, and projections regarding capital. Certain forward looking statements may be identified by reference to a future period or periods or by use of forward-looking terminology such as "developing", "potential," "anticipated", "positioned," "believe" or "may." Such forward-looking statements, which we intend to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: preclinical models may not be representative of disease behavior in clinical studies, our ability to retain necessary employees and to staff our operations appropriately; the components, timing, cost and results of clinical trials and other development activities involving our product candidates; the unpredictability of the preclinical and clinical development of our product candidates and of the duration and results of regulatory review of those candidates by the FDA and foreign regulatory authorities; our anticipated capital expenditures, our estimates regarding our capital requirements, and our need for future capital; and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, and other reports filed with the Securities and Exchange Commission. It is not possible for Assembly management to predict all risks nor can Assembly assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Assembly may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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CURE Eliminate (or Silence) Existing cccDNA Inhibit cccDNA Formation Preven t Virus Replication HBV - Cure Program Microbiome Program • A potent series of direct acting oral antivirals that selectively target HBV to increase the current low cure rate • ASMB lead series of CpAMs target HBV Core Protein and inhibit steps involved in cccDNA formation and viral replication • Oral live biotherapeutics designed to address diseases associated with the human microbiome • Capability to rapidly advance therapies to clinical trials Experienced Team • Proven leadership team producing successful companies & drugs • 65 employees and 31 dedicated chemists Financial Position • Funded through inflection points; rapid capital - efficient development • Partnership opportunities in non - infectious disease indications Strain Selection Rapid Clinical Development cGMP Manufacturing Targeted Delivery Company Highlights 3 Proprietary Technologies • HBV: C hemically differentiated patent estate • MB: GEMICEL® a targeted patented pending delivery technology and inventory of synthetic bacteria Core Protein Allosteric Modulator ( CpAM ) Clinical - stage company focused on two key areas of drug development

“ Experienced Leadership Team Proven leadership team producing successful companies and drugs Previous companies Drugs discovered, developed, commercialized 4 Derek A. Small President & CEO David Barrett CFO & COO Uri Lopatin , MD Chief Medical Officer Richard Colonno , PhD Chief Science Officer, HBV Miguel Barbosa , PhD Chief Scientific Officer, Microbiome

Development Pipeline

HBV Program	Discovery/Research	Lead Selection/ Optimization	IND Enabling	Clinical Trials	Near Term Milestones
ABI-H0731 (CpAM 1st Generation)					Q4 16: Initiated Ph 1
CpAM 2nd Generation					H1 17: Preclinical profile
CpAM 3rd Generation					H2 17: Preclinical profile
HBV Novel Target					

Microbiome Program	Discovery/Research	Lead Selection/ Optimization	IND Enabling	Clinical Trials	Near Term Milestones
ABI-M101 (Recurrent *C.diff.*)					Q1 17: File IND
ABI-M201 (undisclosed indication)					Q2 17: IND enabling manufacturing
ABI-M301 (undisclosed indication)					Q2 17: IND enabling manufacturing
Other Indications					

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Hepatitis B – Cure Program

Significant need for curative therapies for Hepatitis B

Market Opportunity ~240 million patients worldwide, ~90 million in China, >1 million in US

Current therapies are inadequate

Limited to nucleos(t)ide analoges (Nucs) [entecavir, tenofovir] or pegylated-interferon-alpha (PegIFN-α)
Nucs suppress and maintain viral load at undetectable levels for years, allow for 1x/day dosing, well tolerated, and have a high barrier to resistance, BUT:

- *Less than 10% of patients achieve a sustained response off therapy*
- *NOT curative because they have limited effect on cccDNA*

- IFN's are poorly tolerated, compliance is challenging, and cure rates are low

ASMB believes a cure is possible

Decreasing/silencing cccDNA levels likely required to increase cure rates



Prevent
Virus Replication
Inhibit
cccDNA Formation
CURE
Eliminate
(or Silence) Existing cccDNA

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ASMB Goal: Curative Therapy for HBV • HBV lifecycle is a complex process • Nucs only inhibit reverse transcription • HBV Cure requires inhibiting the formation of new cccDNA and/or silencing of existing cccDNA • HBV core protein is believed to be involved in the amplification, formation and maintenance of cccDNA and pgRNA encapsidation cccDNA cccDNA Formation cccDNA Amplification cccDNA Maintenance ? ASMB has identified and developed a series of potent CpAMs that inhibit at least two of the three critical steps involved in cccDNA 8

CpAMs inhibit cccDNA f ormation in PHH cells Viral DNA, pgRNA, HBeAg and HBsAg in Primary Human Hepatocytes EC 50 ( nM ) Compound Viral DNA HBeAg HBsAg pgRNA ABI - H0731 154 2,210 3,000 1,840 ABI - H0808 80 196 310 305 ETV <0.1 Incomplete Incomplete Incomplete Viral DNA HBeAg HBsAg pgRNA CpAM - ABI - H0731 0.01 0.1 1 10 0 20 40 60 80 100 120 Concentration (mM) % o f C o n t r o l CpAM - ABI - H0808 0.01 0.1 1 10 0 20 40 60 80 100 120 Concentration (mM) % o f C o n t r o l Nuc - Entecavir 0.0001 0.001 0.01 0.1 0 20 40 60 80 100 120 Concentration (mM) % o f C o n t r o l • CpAMs reduced viral HBV DNA levels and known surrogate markers for cccDNA ( HBeAg , HBsAg and pgRNA ) • ETV was highly effective at inhibiting HBV DNA levels, but exhibited limited effect on cccDNA surrogates 9

CpAMs block cccDNA formation in HBV infected cells

Monitoring of HBV cccDNA Levels

To directly show inhibition of cccDNA levels

↓

Infection of HepG2-NTCP and PHH

↓

Extraction of extrachromosomal DNA

↓

Sequential digestion with T5 exonuclease and EcoRI endonuclease

↓

Southern Blot

- Only CpAMs reduced cccDNA formation in HepG2-NTCP and PHH
- ETV (125-1000x EC_{50}) had minimal effect on cccDNA levels!

HepG2-NTCP


ABI-H0731
DMSO
1.25 µM
2.5 µM
5.0 µM
10.0 µM
ABI-H0808
DMSO
0.19µM
0.56 µM
1.67 µM
5.0 µM
Entecavir
DMSO
20 nM
100 nM
cccDNA
Up to ~125x EC50

Primary Human Hepatocytes (PHH)


ABI-H0731
DMSO
3.3 µM
10 µM
ABI-H0808
DMSO
0.6 µM
3.0 µM
Entecavir
DMSO
100 nM
cccDNA
>1,000x EC50

Lead Candidate ABI - H0731 and HBV Pipeline • Unique mechanism(s) that target core protein and affect cccDNA – Not seen with current SOC • F avorable drug characteristics and PK profile in multiple species ‒ Balances potent antiviral effect with favorable drug properties • Initiated Phase 1 trial in Q4 2016 ‒ Safety and PK • Additional candidates to be selected and optimized from proprietary CpAM series 11 ABI - H0731 (CpAM 1 st Generation) CpAM 2 nd Generation CpAM 3 rd Generation HBV Novel Target HBV Program Discovery/Research Lead Selection/ Optimization IND Enabling Phase 1

Microbiome Program

The Microbiome : Realizing the Promise Modulating the gut microbiome has the potential to revolutionize the management of a broad range of therapy areas Infectious diseases GI disorders Oncology Metabolic diseases Neurosciences/CNS PoC data has demonstrated that fecal microbiota transplants (FMT) will restore a dysbiotic microbiome to health But, FMT is inadequate as a therapy: lack of consistency, not scalable, not controlled, unreliable, poor route of administration safety risk Assembly’s goal: Develop new class of targeted, unique, safe and convenient live biotherapeutic (LBT) by applying rigorous pharmaceutical principles of drug development 13

Mechanisms of disease pathology must be considered in context with environment, genome and microbiota Immune • Innate and adaptive immune • Inflammatory mediators • Oxidative stress Non - immune • Mucosal/epithelial barrier Strain selection guided by pathophysiological mechanism 14 • Immunopathogenisis of IBD: current state of the art. 2015 Nature Reviews, & Hepatology , 13. Gastroenterology

Unique microhabitats require targeted delivery


Dominant gut phyla:
Bacteroidetes, Firmicutes, Actinobacteria, Proteobacteria, Verrucomicrobia
Predominant families in the:
Small intestine
Lactobacillaceae, Enterobacteriaceae
Colon
Bacteroidaceae, Prevotellaceae, Rikenellaceae, Lachnospiraceae, Ruminococcaceae
Inter-fold regions
Lachnospiraceae, Ruminococcaceae
Bile duct
Transverse
Ascending
Descending
Appendix
Caecum
Rectum
Digesta
Bacteroidaceae, Prevotellaceae, Rikenellaceae
Bacterial load
10^2 cfu g^{-1}
10^{11} cfu g^{-1}
pH
Antimicrobials
Oxygen
Proximal
Distal

Characteristics of Human Microbiota

- Adult intestinal microbiota is partially stable
  - ~ 40 bacterial species
- Consortia defined by
  - Founder effects
  - Immune system
  - Diet
- Bacteria microhabitats
  - pH
  - Oxygen
  - Antimicrobials
  - Nutrient availability

Gut biogeography of the bacterial microbiota. Donaldson et al. 2016 Nature Reviews Microbiology, 20.

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Diverse phyla require unique drug formulation Diversity is needed for optimal microbiotic therapeutics 16 Reference: SILVA. Available at: http://www.arb - silva.de /, rRNA gene database ASMB can deliver multiple phyla to optimize microbiotic therapeutics

Solution: Our best - in - class m icrobiome p latform Proprietary & scientifically rigorous, rational strain selection methodologies, including: • Human FMT studies • Sequencing and analysis protocols • Pathology - driven mechanisms • In vitro and in vivo models Differentiated Manufacturing Approach • Isolation • Development of appropriate culture media & cultivation conditions • Scale up • GMP cell banking of pure strains and bulk drug substance Gemicel ® delivery technology • Enables targeted delivery to specific regions of the colon • Delivers select strains of vegetative bacteria - Spores - Non - spores Commensal organisms viewed as safe • Potentially shortens time to clinical trials • Robust CMC data Rapid Clinical Development Targeted Drug Delivery cGMP Manufacturing Strain Selection Differentiated and fully - integrated platform to deliver live bio - therapeutics 17

Efficacy: ABI - M101 oral capsules incorporate select strains of vegetative bacteria to achieve similar efficacy and safety profile as FMT in the treatment of rCDI • We believe that a therapy including both spore and non - spore forming vegetative bacteria, delivered specifically to the lower GI tract, can be best in class for treatment of multiple types of intestinal dysbiosis Regulatory: Rapid regulatory/development path enabled by “bottom up” development path: • Established product requirements consistent with prior FDA biologics experience • No phase 1a or pre - clinical tox required IP : Gemicel is a patent pending delivery technology that is used to formulate ABI - M101 and future microbiome programs Patient Preference: Oral treatment with dosing flexibility more acceptable to patients Provide Proof of Principle for microbiome platform • Strain selection process • Safe and targeted delivery of drug product ABI - M101: Clinical Candidate Summary B est - in - class therapy for treatment of rCDI and Proof of Principle for Platform 18

ABI - M101 (Recurrent CDI ) ABI - M201 (undisclosed indication) ABI - M301 (undisclosed indication) Other Indications Gemicel ® Platform for Additional Indications Microbiome Pipeline and Platform Multiple Clinical POC Programs planned in 2016 & 2017 Gastrointestinal UC Crohn’s IBS Oncology Immuno - oncology Colorectal cancer Metabolic Disease Obesity Type 2 Diabetes CNS Neurodegenerative Psychiatric 19 Targeted Delivery POC achieved Microbiome Program Discovery/Research Lead Selection/ Optimization IND Enabling Phase 1b Near - term Mid - term Long - term

2016/2017 Milestones

- ✓ **Q3 2016 –** File CTA (IND equivalent) for ABI-H0731
- ✓ **Q4 2016** – Initiate ABI-H0731 Phase 1a/1b trial
- ❑ **Q1 2017** – File IND for ABI-M101
- ❑ **H1 2017** – Initiate ABI-M101 Phase 1 trial in *c.diff*
- ❑ **Q2 2017** – Initiate ABI-H0731 Phase 1b/2a trial
- ❑ **H2 2017** – ABI-H0731 Phase 1 safety profile and results

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Financial Summary Nasdaq ASMB Cash, cash equivalents & marketable securities ~$75M as of June 30, 2016 Shares outstanding ~17.2M Fully diluted ~20.4M 21

Investment Summary

HBV platform: Developing direct acting oral antivirals for HBV cure

- Lead product ABI-H0731 initiated Phase 1a study
- Next generation molecules to follow
- Primary focus on modulating HBV Core Protein, with affects on multiple parts of the viral cycle, including inhibition of cccDNA formation

HBV



Prevent
Virus Replication
Inhibit
cccDNA Formation
CURE
Eliminate
(or Silence) Existing cccDNA

Microbiome platform: Developing drug-live oral live biotherapeutics

- Lead product for recurrent CDI anticipated to begin Phase 1b in H1 2017
- Build on success of FMT to expand into other indications
- Three differentiating elements to our MB program
  - **Strain selection** (vegetative and spore formers)
  - Process **development** and GMP **manufacturing**
  - **Targeted drug delivery** with Gemicel®

Microbiome



Strain Selection
cGMP Manufacturing
Target Delivery
Rapid Clinical Development

Experienced team with proven track record

Strong balance sheet with cash to inflection points

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Thank You